Commitments, liabilities and contingencies (Tables)	12 Months Ended
Mar. 31, 2022
Disclosure of contingent liabilities [abstract]
Summary Of Contingent Liabilities

Description	As at March 31, 2021	As at March 31, 2022	As at March 31, 2022
	(INR)	(INR)	(USD)
Contingent liabilities on account of liquidated damages for delay in project commissioning for which no material liability is expected. Further, the management believes that any amount of liquidated damages to be levied by customer shall be entirely reimbursable from capital vendors of respective projects.	917	1,245	16
Contingent liabilities on account of transmission penalties for inability to execute or delays in execution of projects	—	1,197	16
VAT, GST, service tax, entry tax matters#	91	52	1
Income tax disallowances / demands under litigation@	40	82	1

# The Group is contesting demands of direct and indirect taxes and the management, including its tax advisors, believe that its positions will likely be upheld in the appellate process. No tax expense has been accrued in the financial statements for the demands raised.

@ There is an additional disallowance/addition to returned income for INR 440 of RPPL under section 37 of the Income Tax Act, 1961 for share based payment expenses. The management believes that any unfavourable judgement will not have any impact as this will be eligible for set off against unabsorbed losses / depreciation. Accordingly, no amount has been provided in consolidated financial statements as at March 31, 2022 and 2021. Also, considering deferred tax asset has not been recognised on tax losses, therefore, the Group does not expect to have any material impact on the consolidated statement of profit or loss in case of unfavourable outcome (refer Note 10(e)).